Financial Institutions Press Release August 22, 2024 1 KBRA Assigns Ratings to WaFd, Inc. New York (August 22, 2024) KBRA assigns a senior unsecured debt rating of BBB+, a subordinated debt rating of BBB, a preferred shares rating of BBB-, and a short-term debt rating of K2 to Seattle, Washington-based WaFd, Inc. (NASDAQ: WAFD) ("the company"). In addition, KBRA assigns deposit and senior unsecured debt ratings of A-, a subordinated debt rating of BBB+, and short-term deposit and debt ratings of K2 to its main subsidiary, Washington Federal Bank ("WaFd Bank" or "the bank"). The Outlook for all long-term ratings is Stable. The ratings are supported by WAFD’s consistently favorable operating results over a long period of time; performance that has benefitted from its high quality and long-tenured management team that has implemented a conservative credit culture historically, which has facilitated mostly pristine asset quality measures over the years as the franchise has evolved. In this regard, operating performance has been generated through various economic and interest rate cycles, which further illustrates the durability of its business model. With respect to recent asset quality trends, WAFD is currently positioned with a minimal level of problem loans, and while risk rating migration has been negative over the past year, a trend that has been observed across the industry as credit quality normalizes post-pandemic, the level of criticized and classified loans still remains below peers. NCO activity crept up during 2023, which was due to idiosyncratic events in the company's modest C&I energy portfolio (4% of loans), though loss content remained manageable and did not materially impact multiyear loss rates, which remained nominal. With the potential headwinds facing the sector, including heightened scrutiny of investor CRE, management opted to reduce its concentration with the sale of $2.8 billion of multifamily loans during 1Q24 (92% of UPB; covered by marks from the Luther Burbank Corporation ("LBC") merger that closed in 1Q24 with no losses realized). The execution of this deal provides further comfort around the credit risk of the multifamily portfolio as the marks were entirely related to interest rates. However, despite the sale, as well as the expected sale of $0.5 billion of residential mortgage loans from LBC in 3Q24, WAFD continues to reflect somewhat of a concentrated loan portfolio, notably in residential mortgage and investor CRE (representing nearly two-thirds of the overall loan book as of 2Q24). With that said, multifamily accounts for a majority of the investor CRE exposure, which, in our view, has been a lower risk asset class historically, especially within the company's footprint. As such, KBRA believes WAFD's credit risks remain lower than average as its residential mortgage and multifamily portfolios have outperformed similarly sized peers over a prolonged period. The current construction of these portfolios include conservative LTVs, and combined with the lack of affordable housing in a majority of the footprint, should facilitate continued outperformance for the company. Lastly, exposure to the troubled office sector is well-contained at just 4% of loans and primarily consists of smaller properties in suburban markets, which have been more resilient than high-rises in central business districts. Liquidity as measured by the loan-to-deposit ratio has tracked modestly higher than peers historically, though following the recent sale of multifamily loans, there is ample on-balance sheet liquidity ($2.5 billion of cash; 9% of assets as of 2Q24). Moreover, there is plenty of liquidity remaining from the LBC merger, which has been evidenced by multiple loan sales without any anticipated losses. KBRA expects the excess liquidity position to normalize throughout 2024, which will likely be deployed into loan growth. As on-balance sheet liquidity moderates, we continue to take comfort in the company’s abundant level of contingent funding capacity due to its largely pledgeable asset mix. Moreover, WAFD is an outlier with regard to AOCI, being in a positive position (~$55 million) due to hedges implemented during the low-rate environment that could be monetized, if necessary. With regard to deposit durability, the deposit base is stable and granular (uninsured/uncollateralized deposits at just 26% of total), which leaves the company fairly protected in the event of diminishing confidence. The higher interest rate environment has put pressure on margins and earnings across the industry, though WAFD has endured the volatility, in our view, with NIM decreasing a modest amount since the start of the Fed’s rate hikes, which has been somewhat due to the acquisition of LBC in 1Q24. We also acknowledge that the company's NIM generally tracks below peers due to its lower risk/lower yielding loan portfolio. Additionally, despite WAFD's well-established presence and strong deposit market share in footprint, most notably, in the Pacific Northwest (#2 among locally headquartered banks), as well as the evolution into a commercial bank that has brought in a higher level of transaction

August 22, 2024 2 accounts, the deposit composition remains more concentrated in price-sensitive maturity deposits, especially following the LBC acquisition. As such, WAFD has reflected a higher-beta thus far throughout this interest rate cycle. With that said, recent margin headwinds have largely been offset by cost-savings from the merger, which have resulted in a lower level of core operating expenses to average assets that track well below peers despite its expansive retail branch network. As such, profitability has remained solid (core ROA just under 0.9% for 2Q24). Moreover, management expects NIM expansion for the remainder of 2024 from the benefits of the loan sales. Capital management has varied over the years, including a conservative positioning pre-pandemic, though, since that time, ratios have decreased considerably from stronger loan growth, a significant amount of share buybacks, and the closing of the LBC acquisition. However, capital bounced back in 2Q24 following the loan sales and de-levering, including a CET1 ratio of 11.0%. While management plans to be opportunistic with buybacks prospectively, we expect capital ratios to be fairly steady moving forward. Altogether, we view the capital profile as adequate in the context of the rating category and overall risk profile of the institution, especially considering WAFD's ability to accrete internal capital, including an improving earnings capacity and manageable dividend (38% payout ratio for 2Q24). To access rating and relevant documents, click here. Click here to view the report. Methodologies ■ Financial Institutions: Bank & Bank Holding Company Global Rating Methodology ■ ESG Global Rating Methodology Analytical Contacts John Rempe, Senior Director (Lead Analyst) +1 301-969-3045 john.rempe@kbra.com Brian Ropp, Managing Director +1 301-969-3244 brian.ropp@kbra.com Ian Jaffe, Senior Managing Director +1 646-731-3302 ian.jaffe@kbra.com Ashley Phillips, Managing Director (Rating Committee Chair) +1 301-969-3185 ashley.phillips@kbra.com Business Development Contact Justin Fuller, Managing Director +1 312-680-4163 justin.fuller@kbra.com Disclosures Further information on key credit considerations, sensitivity analyses that consider what factors can affect these credit ratings and how they could lead to an upgrade or a downgrade, and ESG factors (where they are a key driver behind the change to the credit rating or rating outlook) can be found in the full rating report referenced above. A description of all substantially material sources that were used to prepare the credit rating and information on the methodology(ies) (inclusive of any material models and sensitivity analyses of the relevant key rating assumptions, as applicable) used in determining the credit rating is available in the Information Disclosure Form(s) located here. Information on the meaning of each rating category can be located here. Further disclosures relating to this rating action are available in the Information Disclosure Form(s) referenced above. Additional information regarding KBRA policies, methodologies, rating scales and disclosures are available at www. kbra.com.

August 22, 2024 3 About KBRA Kroll Bond Rating Agency, LLC (KBRA) is a full-service credit rating agency registered with the U.S. Securities and Exchange Commission as an NRSRO. Kroll Bond Rating Agency Europe Limited is registered as a CRA with the European Securities and Markets Authority. Kroll Bond Rating Agency UK Limited is registered as a CRA with the UK Financial Conduct Authority. In addition, KBRA is designated as a designated rating organization by the Ontario Securities Commission for issuers of asset-backed securities to file a short form prospectus or shelf prospectus. KBRA is also recognized by the National Association of Insurance Commissioners as a Credit Rating Provider. 1 1 Doc ID: 1005407